UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Chimera Investment Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CHIMERA INVESTMENT CORPORATION ATTN: SUBRAMANIAM VISWANATHAN 630 FIFTH AVENUE, SUITE 2400 NEW YORK, NY 10111	Your Vote Counts! CHIMERA INVESTMENT CORPORATION 2025 Annual Meeting Vote by June 9, 2025 11:59 PM ET

V69673-P29269

You invested in CHIMERA INVESTMENT CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025.

Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 10, 2025 10:00 A.M. New York Time Virtually at: www.virtualshareholdermeeting.com/CIM2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Phillip J. Kardis II	For
1b.	Brian P. Reilly	For
1c.	Cynthia B. Walsh	For
2.	The proposal to approve a non-binding advisory resolution on executive compensation.	For
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2025 fiscal year.	For
NOTE: The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference into the Proxy Card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V69674-P29269

Your Vote Counts! CHIMERA INVESTMENT CORPORATION 2025 Annual Meeting Vote by June 9, 2025 11:59 PM ET

V69675-P29289

You invested in CHIMERA INVESTMENT CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025.

Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 10, 2025 10:00 A.M. New York Time Virtually at: www.virtualshareholdermeeting.com/CIM2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Phillip J. Kardis II	For
1b.	Brian P. Reilly	For
1c.	Cynthia B. Walsh	For
2.	The proposal to approve a non-binding advisory resolution on executive compensation.	For
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2025 fiscal year.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V69676-P29289